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                                                                      EXHIBIT 23







            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-64318 on Form S-8 of Tower Financial Corporation of our report dated June 9, 2005 appearing in this Annual Report on Form 11-K of Tower Financial Corporation for the year ended December 31, 2004.



                                           /s/ Crowe Chizek and Company LLC

                                           Crowe Chizek and Company LLC

Oak Brook, Illinois
June 24, 2005















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